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                                                                   EXHIBIT 23.6

[KPMG LETTERHEAD]




     303 Peachtree Street, N.E.                          Telephone 404 222 3000
     Suite 2000                                          Fax 404 222 3050
     Atlanta, GA 30308



The Board of Directors
Cereus Technology Partners, Inc.



We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Form S-3.





/s/ KPMG LLP


Atlanta, Georgia
October 19, 2001